Exhibit 10.3

EXECUTION COPY

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT (this “AMENDMENT”), made as of September 1, 2010 amends the certain License Agreement, effective as of April 1, 2010 (the “AGREEMENT”), entered into by and between the Board of Trustees of the University of Arkansas acting for and on behalf of the University of Arkansas for Medical Sciences, a public institution of higher education having principal offices at 2404 North University Avenue, Little Rock, Arkansas 72207, United States of America (hereinafter “UNIVERSITY”), and Myeloma Health LLC, a Delaware limited liability company having a principal office at 667 Madison Avenue, 14th Floor, New York, New York 10065 (hereinafter “LICENSEE”), and shall be effective as of the EFFECTIVE DATE (as such term is defined in the AGREEMENT).

WITNESSETH

WHEREAS, UNIVERSITY and LICENSEE wish to amend the AGREEMENT to recognize that the following patent applications, identified by UNIVERSITY disclosure numbers: I09-08 and I09-08PCT (the “I09-08 FILINGS”), I09-29 (the “I09-29 FILINGS”), I10-07 (the “I10-07 FILINGS”), I10-14 (the “I10-14 FILINGS”), I10-19 (the “I10-19 FILINGS”) and I11-01 (the “I11-01 FILINGS”) are within the scope of the PATENT RIGHTS (as such term is defined in the AGREEMENT) under Section 2.12(a).

NOW, THEREFORE, UNIVERSITY and LICENSEE hereby amend the AGREEMENT as follows:

1.	UNIVERSITY and LICENSEE acknowledge and agree that the I09-08 FILINGS, I09-29 FILINGS, I10-07 FILINGS, I10-14 FILINGS and I10-19 FILINGS are within the scope of the PATENT RIGHTS under Section 2.12(a). As a consequence, Appendix A shall be revised to include the following new table entries:

“Uses of Bortezomib in Predicting Survival in Multiple Myeloma Patients”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
I09-08	US61/204,154		Pending
I09-08PCT	PCT/US2010/000002		Pending

“High IL6R and Myeloma Resistance to Thalidomide”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
I09-29	US61/278,878		Pending

“High-Risk Myeloma Is Associated with Global Elevation of miRNAs and Overexpression of EIF2C2/AG02”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
I10-07	US61/283,521		Pending

“Glucocorticoid Receptor (NR3C1) mRNA Levels in Tumor Cells as a Predictor of Outcome and Dexamethasone dosing in Patients”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
I10-14	Pending Patent Committee Review

“A 14 Gene Signature Distinguishing Ultra High Risk from Manageable GEP70 High Risk Disease Represent Biomarkers and Therapeutic Targets”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
I10-19	Provisional filed June 04, 2010		Pending

“Identification of Genes Coding for Plasma Membrane Reccptors Overexpressed on Cancer Calls as a Result of Copy Number Gains: Thrombin Receptor (PAR1) as a Biomarker and Therapeutic Target”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publication	Overseas Patents
I11-01	Provisional to be filed

2.	Appendix B shall be revised to include the following new table entry under the heading “The following patent applications are included in PATENT RIGHTS and apply to both fluorescence in situ hybridization (FISH) testing and the LICENSED FIELD:”

UAMS Disclosure #	Applications
I09-29	US61/278,878

3.	UNIVERSITY and LICENSEE acknowledge and agree that the patent costs incurred by UNIVERSITY and paid to third parties in connection with the preparation, filing, prosecution and maintenance, as of invoices received:

a.	as of the EFFECTIVE DATE are as follows:

(i)	I09-08 FILINGS: $10,037,

(ii)	I09-29 FILINGS: $2,462,

(iii)	I10-07 FILINGS: $1,116,

(iv)	I10-14 FILINGS: $3,485,

(v)	I10-19 FILINGS: $1,371, and

(vi)	I11-01 FILINGS: $4,822

b.	after the EFFECTIVE DATE are as follows:

(i)	I09-08 FILINGS:,
(ii)	I09-29 FILINGS:,
(iii)	I10-07 FILINGS:,
(iv)	I10-14 FILINGS:,
(v)	I10-19 FILINGS:, and
(vi)	I11-01 FILINGS:.

The amount of such patent costs that LICENSEE shall reimburse to UNIVERSITY shall be determined in accordance with Section 5.1(e) (i) (the “I09-08, I09-08PCT, I09-29, I10-07, I10-14, I10-19 and I11-01 PATENT COSTS”).

4.	UNIVERSITY shall amend the separate letter signed by an authorized representative of UNIVERSITY pursuant to Section 5.1(e) (ii) to include the I09-08, I09-08PCT, I09-29, I10-07, I10-14, I10-19 and I11-01 PATENT COSTS incurred by UNIVERSITY prior to the EFFECTIVE DATE.

5.	LICENSEE shall pay to UNIVERSITY:

a.	the patent costs for the I09-08, I09-08PCT, I09-29, I10-07, I10-14, I10-19 and I11-01 PATENT COSTS incurred by UNIVERSITY prior to the EFFECTIVE DATE in accordance with Section 5.1(e)(ii).

b.	the patent costs for the I09-08, I09-08PCT, I09-29, I10-07, I10-14, I10-19 and I11-01 PATENT COSTS incurred by UNIVERSITY after the EFFECTIVE DATE in accordance with Section 5.1(e)(iii)

6.	Except as provided herein above, all other terms and conditions of the AGREEMENT remain the same and in effect.

(Signature page follows)

EXECUTION COPY

IN WITNESS WHEREOF, the PARTIES hereto have caused this AMENDMENT to be executed by their duly authorized representatives.

BOARD OF TRUSTEES OF THE		MYELOMA HEALTH LLC
UNIVERSITY OF ARKANSAS

/s/ Ann Kemp		/s/ Joe Hernandez
By:	Ann Kemp	By:	Joe Hernandez
Title:	Vice President for Administration	Title:	Chief Executive Officer

Date:	8/26/10	Date:	8/19/10

[Signature Page to First Amendment to License Agreement]